THRESHOLD PHARMACEUTICALS, INC.

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Harold E. Selick, Janet I. Swearson and David
Southern signing singly, the undersigned's true
and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer and/or director of
Threshold Pharmaceuticals, Inc., a Delaware corporation (the "Company"),
Forms 3, 4, and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of
the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4, or 5, complete
and execute any amendment or amendments thereto, and timely
file such form with the United States Securities and
Exchange Commission and any stock exchange or
similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
required by, the undersigned, it being understood that the
documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such
attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted,
as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of
substitution or revocation, hereby ratifying and confirming
all that such attorney-in-fact, or such attorney-in-fact's
substitute or substitutes, shall lawfully do or cause to be
done by virtue of this Power of Attorney and the rights and
powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities
to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company,
unless earlier revoked by the undersigned in a signed
writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 25 day of January 2005.

/s/ Mike Powell
Signature

Mike Powell
Print Name

/s/ Alain Azan
Signature

Alain Azan
Print Name

/s/ Jim Healy
Signature

Jim Healy
Print Name

/s/ Mike Powell
Sofinnova Venture Partners V, L.P.
Sofinnova Venture Affiliates V, L.P.
Sofinnova Venture Principals V, L.P.

Signature

Mike Powell, for Sofinnova Venture Partners V, L.P.
Sofinnova Venture Affiliates V, L.P. and
Sofinnova Venture Principals V, L.P.
Print Name